EXHIBIT 10.66

                         AGENCY AND BROKERAGE AGREEMENT


THIS AGREEMENT IS MADE BY AND BETWEEN:

PETRODRILL SEVEN LIMITED, a company incorporated in the British Virgin Islands with its registered office at c/o Arias Fabrega & Fabrega Trust Co. BVI Limited, 325 Waterfront Drive, Omar Hodge Building, 2nd floor, Wickhams Cay, Road Town, Tortola, British Virgin Islands, according to its statutes and registered bylaws, hereinafter designated as PETRODRILL SEVEN.

U.K. GUARANTY & BONDING CORP. LIMITED, a company incorporated in the Bahamas with its registered office at Providence House, East Hill Street, P.O. Box N-3944, Nassau, Bahamas, according to its statutes and registered bylaws, hereinafter designated AGENT ONE and

RAPISARDI INVESTMENT LIMITED, a company incorporated in the British Virgin Islands, with headquarters in Akara Building, 24 De Castro Street, Wickhams Cay 1, Road Town, Tortola, British Virgin Islands, according with its statutes and registered by laws, hereinafter designated AGENT TWO.

WHEREAS

1. MARITIMA PETROLEO E ENGENHARIS LTDA, a company incorporated in Brazil with headquarters at Av. Almirante Barroso, 52/34(0) floor, Centro, Rio de Janeiro, 20031-000, Brazil, was successful in being awarded a contract by PETROBRAS the Brazilian Oil Company, contract n(0) 101.2.155.97-9, for the provision of a semi-submersible drilling unit as a result of an international tender ("THE CONTRACT").

2. PETRODRILL SEVEN is a company that, will own a semisubmersible drilling or workover unit identified as AMETHYST 7, hereinafter designated as the RIG.

3. AGENTS have long worked in close relationship with PETROBRAS and also have extensive knowledge and experience regarding the Brazilian offshore drilling market.

4. The AGENTS have provided MARITIMA during the course of the tender process with help and counseling which contributed to MARITIMA's success in being awarded the PETROBRAS CONTRACT.

5. MARITIMA had previously agreed with the AGENTS to pay the sum afterwritten in consideration for such help and counseling and for such other on-going services.

6. MARITIMA has subsequently assigned all of its rights and obligations in terms of the CONTRACT to PETRODRILL SEVEN and PETRODRILL SEVEN has agreed in part consideration of such assignment to pay the AGENTS the sums afterwritten in settlement of MARITIMA's firm commitment

NOW THEREFORE THE PARTIES HAVE MUTUALLY AGREED THAT

7. PETRODRILL SEVEN hereby assumes the obligation to pay (in accordance with item 8 below) as agency fee and/or commission for the services rendered with respect to such CONTRACT, to AGENT ONE the amount in US$ equivalent of 2.0% (two percent) of the total RIG dayrate value of such CONTRACT and to AGENT TWO the amount in US$ equivalent of 3.0% (three percent) of the total RIG dayrate value of such CONTRACT.

8.    PETRODRILL  SEVEN will pay to the two  AGENTS,  IN US$,  according  with item 7, above, a total percentage of 5.0% (five percent) of the total RIG dayrate agreed with PETROBRAS (i.e., excluding bonus increase or reductions due to poor performance/downtime) with respect to the CONTRACT in consideration for the execution of such CONTRACT, such payment to be made every month by PETRODRILL SEVEN, within 2 (two) business days of receiving the monthly installment from PETROBRAS with respect to the relevant CONTRACT through wire deposit to the bank accounts indicated by AGENTS.

9. These fees will continue to be paid monthly to AGENTS throughout the firm period of the CONTRACT within 2 (two) days of the receipt by PETRODRILL SEVEN of the monthly installments made by PETROBRAS relating to such CONTRACT. In case of contract extension or re-negotiation by PETRODRILL SEVEN, the aforesaid agency fees and/or commissions will apply based on the same percentage of the then applicable RIG dayrates.

10. The obligation to pay the agency fees and/or commissions mentioned in this contract will start, with respect to the CONTRACT, on the first day after PETRODRILL SEVEN receives the monthly installment from PETROBRAS mentioned in items 8 & 9 and will be in effect for the period that the RIG is chartered under such CONTRACT, including any extensions thereto.

11. Each of the AGENTS may invoice the above-mentioned agency fees and/or commissions on a monthly basis to PETRODRILL SEVEN, which will pay the invoices within 2 (two) business days after the respective monthly payments from PETROBRAS to PETRODRILL SEVEN and/or its affiliated firms, are received.

12. Each AGENT will present to PETRODRILL SEVEN, by enclosed letter, co-signed by PETRODRILL SEVEN, the bank account where the payments must be made. The AGENTS have the right to change these bank accounts, informing PETRODRILL SEVEN in writing, of the new address 10 days before a payment must be made.

13. This agreement is a binding and valid contract between the parties, of mandatory execution; and obliges and binds also heirs' successors, subject to the condition precedent to effectiveness with respect to the CONTRACT that such CONTRACT be confirmed between PETRODRILL SEVEN and PETROBRAS. This CONTRACT is made in three originals, all signed by the parties and replaces any previous agreement of the same scope.

14. AGENT ONE and AGENT TWO each represents and warrants to PETRODRILL SEVEN that AGENT ONE and AGENT TWO have full power and authority to enter into this agreement and all transactions contemplated by this agreement and are to be bound by all obligations and liabilities on their part contained in this agreement and that the performance of the obligations of AGENT ONE and AGENT TWO, arising under this agreement and each of the transactions contemplated by this agreement will not at the time of the performance constitute a breach of any existing law binding upon or regulation, bylaw or provision of the constitution of AGENT ONE and AGENT TWO. In addition, AGENT ONE and AGENT TWO each represents and warrants to PETRODRILL SEVEN that their performance of the obligations under this agreement will not involve the payment or giving of anything of value, either directly or indirectly, to an official of a non-U.S. government for the purpose of influencing an act or decision in his official capacity or inducing him to use his influence with a non-U.S. government to assist PETRODRILL SEVEN, any AGENT or any other company in obtaining or retaining business for or with any person or directing business to themselves or any other person. AGENT ONE and AGENT TWO acknowledge that PETRODRILL SEVEN is entering into an agreement in reliance upon such representations and warranties. The above-mentioned representations and warranties are also back to back from PETRODRILL SEVEN to AGENTS.

15.   TERMINATION

      15.1) By either party with respect to the RIG, forthwith and without any prior notice in the event of the institution of any action or proceeding, to be admitted by a competent court, against the other party under any bankruptcy or insolvency law or any law for the relief creditors, or in the event of the appointment of a receiver or trustee for the benefit of creditors of such party; in each case, to the extent such action, proceeding or appointment would cause the termination of such RIG'S CONTRACT.

      15.2) With respect to the RIG, forthwith and without prior notice in case of a constructive, arranged or total loss of the RIG, provided that such RIG will not be replaced by PETRODRILL SEVEN in order to continue the relevant CONTRACT;

      15.3) With respect to a RIG, forthwith and without notice in the event of termination of such RIG'S CONTRACT;

      15.4) By the non-offending party, forthwith and without prior notice in the event that the performance of either party under this Agreement would result in a violation by any party or any of its affiliates of the U.S. Foreign Corrupt Practices Act, with which all parties hereto are familiar, or in the event of breach of any warranties and representation made in item 16 above, which representations survive for the tem of this Agreement.

16.   LAW AND ARBITRATION

      This Agreement shall be governed by English Law and any dispute arising out of this Agreement shall be referred to arbitration in London, England.

      Signed this 30th day of April 1998.

      /s/ GERMAN EFROMOVICH                     /s/ G. WILLIAMS
      ------------------------------            ---------------------------
      By: PETRODRILL SEVEN                      By: AGENT ONE
      Name: German Efromovich                   Name: Standard Nominees Limited
      Title: Director                           Title: Director
                                                By: Gary Williams
      /s/ PAULO VILLAS BOAS
      -------------------------------
      By: AGENT TWO
      Name: Paulo Calmon Villas Boas
      Title: Lawful Attorney-in-fact